SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           April 22, 2002
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                            WIRELESS SYNERGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


     NEVADA                          000-32229                 76-0616474
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(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)               File Number)            Identification No.)


21700 OXNARD STREET, SUITE 1030, WOODLAND HILLS, CA                91367
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(Address of principal executive office)                         (Zip Code)



Registrant's telephone number, including area code          (818)-593-2225
                                                   -----------------------------


                                      NONE
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          (Former Name or Former Address, if changed Since Last Report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS


     On April 22, 2002, the Company notified Stefanou & Company LLP ("Stefanou"), the principal accountants that were engaged to audit the Company's financial statements, that it had been dismissed as the Company's principal accountants.

     Stefanou was engaged by the Company on December 20, 2001 and has not issued any reports on the financial statements of the Company.

     During the period subsequent to December 20, 2001 and preceding Stefanou's dismissal, there were no disagreements between the Company and Stefanou on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Stefanou, would have caused Stefanou to make a reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

     On April 22, 2002, the Company engaged Corbin & Wertz ("C&W") as the Company's new principal accountants to audit the Company's financial statements. The decision to change accountants from Stefanou to C&W was recommended and approved by the Company's board of directors. During the Company's two most recent fiscal years, the Company has not consulted C&W, nor has the Company consulted C&W regarding the application of accounting principles to the previously announced and recently completed merger of 2KSounds, Inc., a California corporation, with and into a wholly owned subsidiary of the Company.

     The Company has requested a letter from Stefanou as to whether Stefanou agrees or disagrees with the above statements. As of the date of filing of this report on Form 8-K, the Company has not yet received such letter. Once we receive such letter, we intend to file it as an exhibit to an amendment to this Current Report on Form 8-K.


ITEM. 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      None

ITEM 8   CHANGE IN FISCAL YEAR

     On April 22, 2002, the Board of Directors of the Company approved a change in the fiscal year of the Company from June 30 to December 31.

     On April 15, 2002, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "April 15 8-K"), relating to the previously announced and consummated merger transaction between the Company, its wholly owned subsidiary and 2KSounds, Inc.("2KSounds"). The Company is accounting for this merger transaction as a reverse merger, and has adopted as its new fiscal year end the fiscal year end of 2KSounds, which it acquired pursuant to the terms of the merger transaction.

     Since the Company intends to file an amendment to the April 15 8-K containing audited financial statements of 2KSounds, and in reliance on the Division of Corporate Finance: Frequently Requested Accounting and Financial Reporting Interpretations and Guidance, dated March 31, 2001, Section III F (the "Staff Interpretations"), the Company does not intend to file a transition report covering the period from June 30, 2002 through December 31, 2002 to reflect the change in fiscal year end. Instead, periodic reports will be filed as they become due, based on the fiscal year end of December 31, which is the fiscal year end of 2KSounds.





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             Wireless Synergies, Inc.


                                             By:  /s/  John Guidon
                                                ----------------------------
                                                Name:  John Guidon
                                                Title: Chief Executive Officer


Dated:  April 29, 2002


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